Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Internal Revenue Service (IRS) had determined and informed the Company by a letter dated May 31, 2017, that the Plan is qualified and the trust established under the Plan is tax-exempt, under the appropriate sections of the Internal Revenue Code (IRC). As a condition of the qualified status, an amendment was recommended and made to the plan in August 2017 as requested by the IRS, to make clear the manner in which distributions to non-spouse beneficiaries are treated, and the period over which a participant’s ESOP account will be paid. Note that the changes made by these amendments were not changes to how the plan was being administered but added the language describing the rules. Subsequent to the issuance of this determination letter, the Plan was amended. However, the Company and plan management believe that the Plan is currently designed and operated in compliance with the applicable requirements of the IRC, and, therefore believe the Plan is qualified and the related trust continues to be tax exempt.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.